UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 21, 2017

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 8.01	Other Events.
Registrant maintains a share ownership policy for its executive officers and directors. On November 15, 2017, Registrant’s Board of Directors approved certain administrative and clarifying changes to the Share Ownership Policy for Executive Officers and Directors. The form of such revised policy is attached hereto as Exhibit 10.34 to this Current Report on Form 8-K and is incorporated herein by reference.

Registrant provides various benefits to its executive officers and other management employees pursuant to various retirement plans, formal agreements and informal agreements. On November 16, 2017, as part of Registrant’s ongoing review of compensation practices and arrangements, the Board of Directors of Tiffany and Company approved changes to the 2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits. The form of such revised plan is attached as Exhibit 10.22 to this Current Report on Form 8-K and is incorporated herein by reference.

Registrant makes various awards of restricted stock units and stock options to its directors pursuant to its Tiffany & Co. 2017 Directors Equity Compensation Plan (the “2017 Directors Equity Compensation Plan”).  On November 16, 2017, the Nominating/Corporate Governance Committee of Registrant’s Board of Directors approved stock option and restricted stock unit grant terms under the 2017 Directors Equity Compensation Plan.  The forms of such terms are attached as Exhibits 10.38a and 10.38b to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.22	2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, as amended and restated effective November 16, 2017.

10.34	Share Ownership Policy for Executive Officers and Directors, Amended and Restated November 15, 2017.

10.38a	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant's 2017 Directors Equity Compensation Plan, effective November 16, 2017.

10.38b	Terms of Restricted Stock Unit Grant under Registrant;s 2017 Directors Equity Compensation Plan, effective November 16, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: November 21, 2017

EXHIBIT INDEX

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.22	2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, as amended and restated effective November 16, 2017.

10.34	Share Ownership Policy for Executive Officers and Directors, Amended and Restated November 15, 2017.

10.38a	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant's 2017 Directors Equity Compensation Plan, effective November 16, 2017.

10.38b	Terms of Restricted Stock Unit Grant under Registrant;s 2017 Directors Equity Compensation Plan, effective November 16, 2017.

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